UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 16, 2006

                                   ----------


                           CIRCLE GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

         Illinois                         000-27841             22-3768777
 (State or other jurisdiction of   (Commission file number)  (I.R.S. employer
  incorporation or organization)                             identification no.)

            1011 Campus Drive
           Mundelein, IL 60060                                     60060
 (Address of principal executive offices)                        (Zip code)

       Registrant's telephone number, including area code: (847) 549-6002


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

     On March 16, 2006, Circle Group Holdings, Inc. entered into an agreement with George Foreman Enterprises, Inc. pursuant to which the parties extended until April 28, 2006 the period set forth in Section 21 of the previously-filed letter agreement dated November 23, 2005 with respect to definitive agreements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

No.            Description
---            ------------
10.1           Letter  Agreement  between George Foreman  Enterprises,  Inc. and
               Circle Group Holdings, Inc. dated March 16, 2006.



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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    March 16, 2006


                           CIRCLE GROUP HOLDINGS, INC.


                           By:  /s/ Greg Halpern
                           ---------------------
                           Name: Greg Halpern
                           Title:  CEO


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




                                INDEX TO EXHIBITS

No.            Description
---            -----------
10.1           Letter  Agreement  between George Foreman  Enterprises,  Inc. and
               Circle Group Holdings, Inc. dated March 16, 2006.





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